JOINT FILING AGREEMENT

The undersigned hereby agree to jointly prepare and file with the applicable regulatory authorities this Schedule 13D and any future amendments thereto reporting each of the undersigned’s ownership of securities of the issuer named herein, and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.
Dated: September 13, 2019.

/s/ Michael S. Dunlap
Michael S. Dunlap

UNION FINANCIAL SERVICES, INC.

By: /s/ Michael S. Dunlap
Michael S. Dunlap
President

DUNLAP HOLDINGS, LLC

By: /s/ Michael S. Dunlap
Michael S. Dunlap
Majority Interest Voting Member

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